UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2007 (October 9, 2007)

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)
6330 West Loop South, Suite 300 Houston, Texas (Address of principal executive offices)	77401 (Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 7.01 Regulation FD Disclosure.

As discussed in Item 8.01 below, on October 9, 2007, Synthesis Energy Systems, Inc. (the “Company”) issued a press release relating to its joint venture with Shandong Hai Hua Coal & Chemical Company Ltd. (“Hai Hua”). A copy of this press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 8.01 Other Events.

On October 9, 2007, the Company announced that SES (Zaozhuang) New Gas Company, Ltd., its joint venture with Hai Hua, achieved substantial completion on its 28,000 normal cubic meters per hour of synthesis gas coal gasification facility in Shandong Province, China.  The Company continues to target initial synthesis gas sales for this project to Hai Hua in the fourth quarter of 2007.  Future expansion plans would increase capacity to accommodate a planned increase in methanol production by Hai Hua, and to meet other gas and chemical demands.

Except for historical information contained herein, the matters discussed herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that involve substantial risks and uncertainties. When used herein and in any documents incorporated by reference herein, the words “expects,” “will” and similar expressions identify certain of such forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of SES and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond SES’s control. These include, but are not limited to, risks and uncertainties associated with: our early stage of development, the limited history and viability of our technology, our results of operation in foreign countries and the successful completion and expansion of our Hai Hua project.  SES cautions that the foregoing factors are not exclusive. SES assumes no obligation to update the information contained herein.

Item 9.01  Financial Statements and Exhibits.

(a)

Financial Statements of business acquired

None.

(b)

Pro Forma Financial Information

None.

(c)

Shell Company Transactions

None.

(d)

Exhibits

99.1

Press release dated October 9, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.
Dated: October 15, 2007	/s/ Timothy E. Vail
Timothy E. Vail
President and Chief Executive Officer

Exhibit Index

99.1

Press release dated October 9, 2007.